Hawaiian Tax-Free Trust
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus


Class A Shares                                          July 24, 2007
Class C Shares


          Hawaiian Tax-Free Trust is a mutual fund that seeks to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Hawaiian state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Trust's Shareholder Servicing Agent:

             PFPC Inc.* 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

                    For general inquiries & yield information
                     800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Trust's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....3
Fees and Expenses of the Trust...................5
Investment of the Trust's Assets.................6
Trust Management................................10
Net Asset Value per Share.......................11
Purchases ......................................11
Redeeming Your Investment.......................13
Alternative Purchase Plans......................16
Dividends and Distributions.....................23
Tax Information.................................24
Financial Highlights............................27


The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

         The Trust's objective, which is a fundamental policy, is to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Hawaiian state and regular Federal income taxes. We call these "Hawaiian Obligations." In general, all or almost all of these obligations are issued by the State of Hawaii, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been longer than 10 years.

At the time of purchase, the Trust's Hawaiian Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Trust's Investment Adviser, the Asset Management Group of Bank of Hawaii.

         The Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objective. The Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Hawaiian Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's assets must be invested in Hawaiian Obligations whose interest is exempt from Hawaiian state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

         The Trust's assets, being primarily or entirely Hawaiian issues, are subject to economic and other conditions affecting Hawaii. Adverse local events, such as a downturn in the Hawaiian economy, could affect the value of the Trust's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Hawaiian Obligations?")

         There are two types of risk associated with any fixed-income debt securities such as Hawaiian Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Hawaiian Obligations, will normally decline. If the value of Hawaiian Obligations held by the Trust declines, the net asset value of your shares in the Trust will also decline. All fixed-rate debt securities, even the most highly rated Hawaiian Obligations, are subject to interest rate risk. Hawaiian Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Hawaiian Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Trust is not a deposit in Bank of Hawaii, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

         A description of the Trust's policies and procedures with respect to the disclosure of the Trust's portfolio securities is available in the Trust's Statement of Additional Information (the "SAI").

                             HAWAIIAN TAX-FREE TRUST
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE


         The bar chart shown below provides an indication of the risks of investing in Hawaiian Tax-Free Trust by showing changes in performance of the Trust's Class A Shares from year to year over a 10-year period. The table on the following page shows the risk of investing in the Trust by showing how the Trust's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Trust's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Trust has performed in the past (before and after taxes) is not necessarily an indication of how the Trust will perform in the future.

[Bar Chart]
Annual Total Returns
1997-2006
Percent

   20

   18

   16

   14

   12

   10                           9.69
                                XXXX          8.58
    8     7.62                  XXXX          XXXX
          XXXX                  XXXX          XXXX
    6     XXXX   5.72           XXXX          XXXX
          XXXX   XXXX           XXXX   4.53   XXXX   4.69
    4     XXXX   XXXX           XXXX   XXXX   XXXX   XXXX
          XXXX   XXXX           XXXX   XXXX   XXXX   XXXX   3.18          3.50
    2     XXXX   XXXX           XXXX   XXXX   XXXX   XXXX   XXXX   1.79   XXXX
          XXXX   XXXX   -2.61   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX
    0     XXXX   XXXX    XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX
                         XXXX
   -2                    XXXX

   -4

   -6
          1997   1998    1999   2000   2001   2002   2003   2004   2005   2006
                                    Calendar
                                     Years


During the 10-year period shown in the bar chart, the highest return for a quarter was 3.99%(quarter ended December 31, 2000) and the lowest return for a quarter was -1.89% (quarter ended June 30, 2004).

The year-to-date (from January 1, 2007 to June 30, 2007) total return was -0.02% for Class A Shares and -0.41% for Class C Shares.

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.

                                                 Average Annual Total Return

      For the Period Ended December 31, 2006      1 Year   5 Years     10 Years

  Hawaiian Tax-Free Trust Class A Shares (1)
      Return before taxes                         (0.67)%     3.47%       4.18%
      Return after taxes on distributions         (0.67)%     3.46%       3.93%
      Return after taxes on distributions and
                    redemptions                    0.95%      3.55%       3.98%

Hawaiian Tax-Free Trust Class C Shares
     Return before taxes                           1.65%(2)   3.49%       3.79%

Lehman Brothers Quality Intermediate
   Municipal Bond Index (3)                        3.78%      4.44%       4.97%

(1) The average annual total returns shown for Class A Shares reflect the maximum 4% sales load.

(2) The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(3) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Management believes the Intermediate Index to be appropriate, although the average maturity of the Trust's portfolio may be somewhat longer than that of the index and the Trust's portfolio may accordingly experience somewhat greater volatility.

                             HAWAIIAN TAX-FREE TRUST
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                                                   Class A                  Class C
                                                                    Shares                  Shares

Shareholder Fees
(fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases                 4.00%                  None
      (as a percentage of offering price)
   Maximum Deferred Sales Charge (Load)                            None (1)               1.00% (2)
      (as a percentage of the lesser of redemption value or
      purchase price)
   Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends or Distributions (as a percentage of                 None                    None
offering price)
   Redemption Fees                                                   None                    None
   Exchange Fee                                                      None                    None

Annual Trust Operating Expenses
(expenses that are deducted from the Trust's assets)
   Investment Advisory Fee                                          0.14%                 0.14%
   Distribution (12b-1) Fee                                         0.20%                 0.75%
   Other:
      Administration Fee                                            0.26%                 0.26%
      Service Fee                                                    None                 0.25%
      Other Expenses                                                0.15%                 0.15%
      Total                                                         0.41%                 0.66%
   Total Annual Trust Operating Expenses                            0.75%                 1.55%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and up to 0.50 of 1% if you redeem your shares during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 year     3 years     5 years     10 years

Class A Shares............    $474        $630         $800       $1,293
Class C Shares............    $258        $490         $845       $1,432(3)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............    $158        $490         $845       $1,432(3)


  (3) Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                        Investment of the Trust's Assets

"Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Hawaiian state and regular Federal income taxes.

Hawaiian Obligations

         The Trust invests primarily in Hawaiian Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Hawaii income taxes. They include obligations of Hawaiian issuers and certain non-Hawaiian issuers, of any maturity.

         The obligations of non-Hawaiian issuers that the Trust can purchase as Hawaiian Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and State of Hawaii income taxes. The Trust purchases the obligations of these issuers only when obligations of Hawaiian issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.


         It is the Trust's current policy that the majority of the Trust's assets will be invested in insured Hawaiian Obligations. At April 30, 2007 approximately 94.2% of the Trust's assets were invested in insured obligations. Portfolio insurance refers to the payment of interest and the face or par value of Hawaiian Obligations when due. Portfolio insurance does not insure the market value of Hawaiian Obligations, which will be affected by various factors, including the general movement of interest rates. The value of the Trust's shares is not insured. The Trust's current policy regarding portfolio insurance can be changed without shareholder approval.


Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.

[Logo] HAWAIIAN TAX-FREE TRUST

[Picture] Honolulu Harbor, Oahu
[Picture]
Saint Francis Medical Center, Oahu
[Picture]
Kona Community Aqua Center, Island of Hawaii
[Picture]
Kahului Fire Station, Maui
[Picture]
State of Hawaii Convention Center, Oahu
[Picture]
Honolulu International and Interisland Airports, Oahu
[Picture]
Blaisdell Center, Oahu
[Picture]
Maui Arts and Cultural Center
[Picture]
Kea'au Elementary School, Island of Hawaii
[Picture]
Keahole-Kona Airport, Island of Hawaii



[Logo] HAWAIIAN TAX-FREE TRUST

[Picture]
Kakaako Improvement District, Oahu
[Picture]
Ala Moana Park, Oahu
[Picture] Queen's Medical Center, Oahu
[Picture] Widening of Highway, Oahu
[Picture] H-3, Oahu [Picture]
Lihue Airport, Kauai
[Picture]
Kihei Community Center, Maui
[Picture]
Kauai County Office Building, Kauai
[Picture]
Keauhou-Kona Fire Station, Big Island of Hawaii
[Picture]
Kihei Wastewater Reclamation Facility, Maui



The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Hawaii. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. Municipal obligations, some part of which financed these particular projects, represented a portion of the Trust's portfolio as of April 30, 2007. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Trust's investments and their yields."

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Hawaiian Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

         An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Hawaiian Obligations, the market value of a Hawaiian Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

"What are the main risk factors and special considerations specifically relating to investment in Hawaiian Obligations?"


         The following is a discussion of the general factors that might influence the overall U.S. economy and the ability of Hawaiian issuers to repay principal and interest when due on Hawaiian Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.



         The US economy began to decelerate in 2006, ending the year with fourth quarter GDP expanding at a 2.5 percent rate of growth in real GDP. Approximately the same growth rate is likely during 2007, down from growth rates closer to 3 percent or 3.5 percent during the mid-2000s. A sharp decline in residential investment-contracting at nearly 20 percent, in annualized terms, during second half 2006-was the principal source of deceleration last year. During 2007 housing is expected to stabilize, with housing starts down to an annual pace of
1.4 to 1.5 million units, off from the 2.2 million unit peak at the end of 2005. Balancing the housing recession has been double-digit growth in US exports, around 10 percent in real terms, and resilience in personal consumption expenditure. Exports comprise roughly twice the GDP share of residential investment, and go a long way to sustaining the economy's momentum. A weaker dollar and strong macroeconomic fundamentals overseas should keep US net exports increasing in 2007. With consumption comprising 70 percent of GDP, concerns about contagion from the housing decline are worrisome. Either adverse effects of falling home prices, or a consumer pullback related to mortgage lending worries, could impair consumption. The Adviser's expectation is that these pressures may shave a percentage point or two off consumption growth, but even at 2-3 percent its contribution to GDP growth will be neutral at worst in 2007. Federal Reserve monetary policy is expected to keep short-term interest rates high to pre-empt higher inflation, through most of 2007. Though US Treasury bond yields are currently inverted relative to the overnight Fed Funds rate target at 5.25%, those bond yields embody the market's expectation of eventually lower short-term interest rates, probably towards the end of 2007.



         Hawaii had outperformed the mainland economy for several years ending in 2006, but now and for the next several years Hawaii's growth rate will probably fall short of the nation's. Although the US is experiencing full employment with 4.5 percent unemployment and around 2.5 percent inflation-enough to keep the Fed's monetary policy vigilant-Hawaii's unemployment/inflation mix is even more potent. Recently, Hawaii's 2.0-2.5 percent monthly unemployment rates have reflected an ultra-tight labor market and potential untoward wage pressures. Honolulu's 5.9 percent inflation in 2006 is the flip side of an overheated local economy. The economy's nominal growth rate was strong at 6 percent, but most of that was eaten up by inflation, leaving just a small real growth rate. While the Honolulu CPI is expected to exhibit disinflation to maybe 4 percent in 2007, that will still be high relative to the US urban average. Consequently, its effect on income growth is likely to lead to real economic expansion of no more than 2 percent in the islands during 2007. Housing is also in decline in Hawaii, as it is across the country, although nonresidential construction makes up for some of the decline. Tourism seems to have hit a plateau: after peaking at record levels in 2005, visitor counts, while remaining at peak arrival numbers, have failed to trend higher and, adjusted for inflation, visitor spending has been declining at a 2-3 percent rate. With the housing boom ended, and the lift from tourism suspended, after years of record growth, Hawaii's economy should expect slower growth for the next few years.



                                Trust Management

"How is the Trust managed?"

         Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802 (the "Adviser") is the Trust's investment adviser. Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, maintaining the Trust's books and records (other than accounting books and records) and providing other administrative services.

         Under the Advisory Agreement, the Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, arranging for the purchase and the sale of securities held in the portfolio of the Trust, and either keeping the accounting records of the Trust, including pricing the Trust's portfolio daily, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust.


         During the fiscal year ended March 31, 2007, the Trust paid to the Adviser a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.14 of 1%. Under the Administration Agreement, the Trust paid a fee to the Administrator on the same basis at the annual rate of 0.26 of 1% for total advisory and administration fees of 0.40 of 1% of such net asset value.

         A discussion regarding the Trustees' basis for approving the annual renewal of the Investment Advisory Agreement is available in the Trust's semi-annual report to shareholders dated September 30, 2006.


Information about the Adviser and the Administrator

         The Trust's Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation ("BOH Corp.") BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.


         Mr. Stephen Rodgers manages the Trust's portfolio.



         Mr. Rodgers, CFA, is a Senior Vice President of Bank of Hawaii, where he is also the manager of the Fixed Income Division within the Bank of Hawaii's Asset Management Group that oversees nearly $5 billion of client assets in a variety of taxable and tax-free products and portfolios.



         Mr. Rodgers has worked with Mr. Robert Crowell, the fund's prior portfolio manager, providing analysis on the Trust's portfolio since 2003. Mr. Rodgers has been with the Bank of Hawaii since 1995. Prior to joining the Asset Management Group, he was the senior portfolio manager in the Bank's Treasury Division with direct responsibility for its $3 billion fixed income investment portfolio and overseeing the bank's Asset/Liability Management analytics and profile.



         Mr. Rodgers was born and raised in Hawaii. He is a graduate of University High School and earned his BA degree as a double major in Economics and English from Amherst College and an MBA in Finance from the University of Hawaii. He is also a Chartered Financial Analyst (CFA) charter holder.



         The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Trust.


         The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of June 30, 2007, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


                            Net Asset Value per Share


         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Hawaiian Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases

"Are there alternative purchase plans?"

         The Trust provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Hawaiian Obligations. You should choose the class that best suits your own circumstances and needs.

"In which states can I buy shares of the Trust?"

         You can purchase shares of the Trust if you live in Hawaii or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states.

         Also, if you do not reside in Hawaii, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

         On the date of this Prospectus, Class A Shares and Class C Shares are available only in:


     Hawaii, Alaska, Arizona, California, Colorado, Florida, Illinois, Indiana, Massachusetts, Maryland, Missouri, Montana, Nevada, New Jersey, New York, Oregon, Texas, Virginia, Washington and Guam.


         In addition, Class A Shares are available in:


         Iowa and Michigan.


         The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I                                 Option II

Initially, $1,000                        $50 or more if an Automatic
                                         Investment Program is established.

Subsequently, any amount (for
investments in shares of the             Subsequently, any amount
same class).                             you specify of $50 or more.

                                         You are not
                                         permitted to
                                         maintain both an
                                         Automatic
                                         Investment Program
                                         and an Automatic
                                         Withdrawal Plan
                                         simultaneously.


"How do I purchase shares?"

You may purchase the Trust's shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.


         Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


         The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Trust's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.


                               Opening an Account

* Make out a check for the investment amount payable to Hawaiian Tax-Free Trust.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Trust's Agent, PFPC Inc.


                              Adding to An Account

By Wire                                                   By Check

* Telephone the Agent (toll-free) at 800-437-1000         * Make out a check for the investment amount
(individual shareholders) or 877-953-6932                 payable to Hawaiian Tax-Free Trust.
(broker/dealers) to advise us that you would like to
purchase shares of the Trust by wire transfer.            * Fill out the pre-printed stub attached to the
                                                          Trust's confirmations or supply the name(s) of
* Instruct your bank to transfer funds by wire to the     account owner(s), the account number, and the
following account:                                        name of the Trust.

Bank Name: PNC Bank, Philadelphia, PA                     * Send your check and account information to your
ABA Number: 031-0000-53                                   dealer or to the Trust's Agent, PFPC Inc.
Account Name: Aquila Group of Fundssm
Account No.: 85-0242-8425
Name of Shareholder and Account Number
Further Credit:  Hawaiian Tax-Free Trust.


Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

         Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

     - Class C Shares held for less than 12 months (from the date of purchase); and

     -    CDSC Class A Shares.

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"

  By mail, send instructions to:     By telephone, call:       By FAX, send
                                                               Instructions to:

  PFPC Inc.                          800-437-1000              508-599-1838
  Attn: Aquila Group of Fundssm      toll-free
  101 Sabin Street
  Pawtucket, RI 02860-1427


For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.


         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Trust's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and (3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

         Signature_Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

                  member of a national securities exchange

                  U.S. bank or trust company

                  state-chartered savings bank

                  federally chartered savings and loan association

                  foreign bank having a U.S. correspondent bank; or

                  participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

         Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

          account name(s)

          account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

          signature(s) of the registered shareholder(s); and

          signature guarantee(s), if required, as indicated above after "Certificate Shares."

"When will I receive the proceeds of my redemption?"

         Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption            Method of Payment                      Charges

Under $1,000.         Check.                                 None.

$1,000 or more.       Check, or wired or transferred         None.
                      through the Automated Clearing House
                      to your Financial Institution
                      account, if you so requested on your
                      New Account Application or Ready
                      Access Features Form.

Through a             Check or wire, to your broker/dealer.  None. However your
broker/dealer.                                               broker/dealer may
                                                             charge a fee.

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.


         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

         An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Trust provides you with two ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Hawaiian Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.



                                     Class A Shares                         Class C Shares
                                     "Front-Payment Class"                  "Level-Payment Class"

Initial Sales Charge                 Class A Shares are offered at net      None. Class C Shares are offered at
                                     asset value plus a maximum sales       net asset value with no sales charge
                                     charge of 4%, paid at the time of      payable at the time of purchase.
                                     purchase. Thus, your investment in
                                     the Trust is reduced by the
                                     applicable sales charge.

Contingent Deferred Sales            None(except for certain purchases of   A maximum CDSC of
Charge("CDSC")                       $1 million or more).                   1% is imposed upon
                                                                            the redemption
                                                                            of Class C Shares
                                                                            held for less  than
                                                                            12 months. No CDSC
                                                                            applies to Class
                                                                            C Shares acquired
                                                                            through the
                                                                            reinvestment of
                                                                            dividends or
                                                                            distributions.

Distribution and Service Fees        A distribution fee of 0.20 of 1% is    There is a level charge for
                                     imposed on the average annual net      distribution and service fees for
                                     assets represented by the Class A      six years after the date of purchase
                                     Shares.                                at the aggregate annual rate of 1%
                                                                            of the average net assets
                                                                            represented by the Class C Shares.
                                     The initial sales charge is waived     Class C Shares, together with a pro-
Other Information                    or reduced in some cases. Larger       rata portion of all Class C Shares
                                     purchases qualify for lower sales      acquired through reinvestment of
                                     charges.                               dividends and other distributions
                                                                            paid in additional Class C Shares,
                                                                            automatically convert to Class A
                                                                            Shares after six years.

Systematic Payroll Investments

         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Trust's shares?"

Class A Shares Offering Price           Class C Shares Offering Price

Net asset value per share plus          Net asset value per share.
the applicable sales charge.


         You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

     o    an individual;

     o an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their account;

     o a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or


     o a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code.


         You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquila Group of Fundssm that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

   A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquila Group of Fundssm in accordance with the following table:



I                                        II                                     III

Amount of Purchase and Value of All      Sales Charge as Percentage of Public   Sales Charge as Approximate
Class A Shares Held by a Single          Offering Price                         Percentage of Amount Invested
Purchaser

Less than $25,000                        4.00%                                  4.17%

$25,000 but less than $50,000            3.75%                                  3.90%
$50,000 but less than $100,000           3.50%                                  3.63%
$100,000 but less than $250,000          3.25%                                  3.36%
$250,000 but less than $500,000          3.00%                                  3.09%
$500,000 but less                        2.50%                                  2.56%
than $1,000,000


For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."


For example:
If you pay $10,000 (Column I), your sales charge would be    ($10,000 x .04 = $400)
4.00% or $400 (Column II).


The value of your account would be equivalent to the         ($10,000 - $400 = $9,600)
amount of your payment less the sales charge. (The initial
value of your account would be $10,000 - $400 = $9,600.)


The sales charge as a percentage of the increase in the      ($400 / $9,600 = .0416666 or 4.17%)
value of your account would be 4.17% (Column III)

Sales Charges for Purchases of $1 Million or More

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

     (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other Fund in the Aquila Group of Fundssm that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption.

         The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:



                                           During First Two Years After        During Third and Fourth Years
                                                      Purchase                         After Purchase
Value of Holdings
  $1 million and up to $2.5 million                      1%                                 0.50%

  Over $2.5 million and up to $5                  0.50% in year 1                             0
  million                                         0.25% in year 2                             0

  Over $5 million                                        0                                    0

         However, it is not the Trust's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

         The CDSC will be waived for:

         * - Redemption following the death of the shareholder or beneficial owner.

         * - Redemption by the Trust when an account falls below the minimum required account size.

         * - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

         A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

General


   Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Fundssm, the directors, Trustees, officers and certain employees, former employees and representatives of the Administrator, the Distributor, the sub-adviser of any fund in the Aquila Group of Fundssm and the parents and/or affiliates of such companies, selected broker/dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.


   The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on the Trust's name, then on "Profile," then on "Alternative Purchase Plans."

   Certain financial intermediaries may charge you additional fees in connection with transactions in Trust shares. The Administrator or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See "Additional Information" below and the SAI for discussions of marketing support payments.

"What are the sales, service and distribution charges for Class C Shares?"

     *    No sales charge at time of purchase.

     * Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

     * After six years, Class C Shares automatically convert to Class A Shares, which bear a lower distribution fee and no service fee.

         The Trust will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Trust's Class A Shares instead.

Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.

     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     * The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

Exchange Privilege


         Generally, you can exchange shares of this Trust into the tax-free municipal bond funds, the high-income corporate bond fund, and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Fundssm (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.


         Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

Frequent Trading

         As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations?"

         A statement will be mailed to you confirming each purchase or redemption of shares in the Trust. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Administrator to make payment for distribution expenses out of its own funds; and

     (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Trust makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


         For any fiscal year, these payments, which are made only out of the Trust's assets allocable to the applicable class, may not exceed 0.20 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.



         Whenever the Trust makes Class A payments, the aggregate annual rate of the advisory fee and administration fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.


Shareholder Services Plan for Class C Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

Additional Information

         The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Trust, ask your financial advisor. For more information, please see the Trust's SAI.


"Transfer on Death"("TOD") Registration (Both Classes)

         The Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Fundssm, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

          2. the third business day after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution, unless you elect otherwise.

         You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Trust.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

         The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

         Net investment income includes income from Hawaiian Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that, under certain circumstances, a portion of the distributions paid by the Trust will be subject to income taxes.

         During the last calendar year, the Trust's dividends consisted of the following:

Calendar Year
12/31/06

                      Exempt-            Capital               Ordinary
                      Interest           Gains Dividends       Dividend Income
                      Dividends
Class A Shares        96.76%             3.02%                 0.22%

Class C Shares        95.98%             3.74%                 0.28%



         The U.S. Supreme Court has agreed to review a Kentucky state court decision holding that the Kentucky law exempting interest paid on Kentucky municipal obligations from Kentucky income tax while taxing interest on municipal obligations of other states violates the U.S. Constitution. If the Supreme Court affirms the Kentucky court's decision, Kentucky (and all other states that differentially tax interest on in-state and out-of-state municipal obligations) may then be required to accord equal income tax treatment to all interest on municipal obligations. While it is impossible to predict the consequences of such an outcome, they may include effects on the net asset values of the shares, and/or on the tax treatment of the dividends, of some or all funds that invest substantially or exclusively in the municipal obligations of a single state, including the Trust. Regardless of the outcome of the case, the Federal tax-exempt status of the dividends on municipal obligations will not be affected. The case is expected to be heard and decided during the U.S. Supreme Court's October 2007 - April 2008 term, with a decision likely to be handed down in early or mid-2008.


         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Hawaiian Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.


         Hawaiian Obligations acquired by the Trust after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain will result in "market discount" gain up to the face or redemption value, which will be ordinary income attributable to such market discount. Those gains will be taxable to you as ordinary income, if distributed. Alternatively, the Trust could elect to accrue such market discount as ordinary income during the period it holds such Hawaiian Obligations.



         If the Trust acquires Hawaiian Obligations at a premium over the principal amount, the Trust must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis. The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition. Bond premium amortization reduces the amount of exempt-interest dividends that may be designated by the Trust and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.



         Capital gains dividends (net long-term gains over net short-term losses (which generally may exclude post-October 31 capital losses for this purpose)) which the Trust distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.



         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust which are not offset by capital gains are not distributed but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.


         The Trust's gains or losses on sales of Hawaiian Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Hawaiian Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Hawaiian Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Hawaiian taxes?"


         Dividends and distributions made by the Trust to Hawaii residents will generally be treated for Hawaiian income tax purposes in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Under Hawaiian law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaiian income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaiian income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.)



         Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks (other than a national banking association), building and loan associations, financial services loan companies, financial corporations, and small business investment companies, trust companies, mortgage loan companies, financial holding companies, development companies, and subsidiaries, located or doing business in Hawaii.


         Persons or entities who are not Hawaii residents should not be subject to Hawaiian income taxation on dividends and distributions made by the Trust. Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                             HAWAIIAN TAX-FREE TRUST
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                              Class A
                                                 ---------------------------------------------------------------
                                                                      Year Ended March 31,
                                                 ---------------------------------------------------------------
                                                   2007          2006          2005          2004         2003
                                                 --------      --------      --------      --------     --------
Net asset value, beginning of period .........   $  11.32      $  11.51      $  11.83      $  11.73     $  11.26
                                                 --------      --------      --------      --------     --------
Income (loss) from investment operations:
  Net investment income + ....................       0.46          0.43          0.45          0.46         0.48
  Net gain (loss) on securities (both realized
    and unrealized) ..........................       0.02         (0.18)        (0.30)         0.10         0.47
                                                 --------      --------      --------      --------     --------
  Total from investment operations ...........       0.48          0.25          0.15          0.56         0.95
                                                 --------      --------      --------      --------     --------
Less distributions:
  Dividends from net investment income .......      (0.46)        (0.43)        (0.45)        (0.46)       (0.48)
  Distributions from capital gains ...........      (0.01)        (0.01)        (0.02)           --           --
                                                 --------      --------      --------      --------     --------
  Total distributions ........................      (0.47)        (0.44)        (0.47)        (0.46)       (0.48)
                                                 --------      --------      --------      --------     --------
Net asset value, end of period ...............   $  11.33      $  11.32      $  11.51      $  11.83     $  11.73
                                                 ========      ========      ========      ========     ========
Total return (not reflecting sales charge) ...       4.28%         2.19%         1.33%         4.83%        8.57%

Ratios/supplemental data
  Net assets, end of period (in millions) ....   $    645      $    666      $    681      $    694     $    675
  Ratio of expenses to average net assets ....       0.75%         0.74%         0.74%         0.73%        0.71%
  Ratio of net investment income to average
    net assets ...............................       3.99%         3.76%         3.90%         3.89%        4.15%
  Portfolio turnover rate ....................         38%           22%           10%            8%           5%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets ....       0.75%         0.74%         0.74%         0.72%        0.70%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                                                                                    Class C
                                                       ---------------------------------------------------------
                                                                            Year Ended March 31,
                                                       ---------------------------------------------------------
                                                         2007         2006         2005        2004       2003
                                                       --------     --------     --------    --------   --------
Net asset value, beginning of period ..............    $  11.31     $  11.50     $  11.82    $  11.73   $  11.26
                                                       --------     --------     --------    --------   --------
Income (loss) from investment operations:
     Net investment income + ......................        0.36         0.34         0.36        0.36       0.38
     Net gain (loss) on securities (both
         realized and unrealized) .................        0.03        (0.18)       (0.30)       0.09       0.48
                                                       --------     --------     --------    --------   --------
     Total from investment operations .............        0.39         0.16         0.06        0.45       0.86
                                                       --------     --------     --------    --------   --------
Less distributions:
     Dividends from net investment income .........       (0.36)       (0.34)       (0.36)      (0.36)     (0.39)
     Distributions from capital gains .............       (0.01)       (0.01)       (0.02)         --         --
                                                       --------     --------     --------    --------   --------
     Total distributions ..........................       (0.37)       (0.35)       (0.38)      (0.36)     (0.39)
                                                       --------     --------     --------    --------   --------
Net asset value, end of period ....................    $  11.33     $  11.31     $  11.50    $  11.82   $  11.73
                                                       ========     ========     ========    ========   ========
Total return (not reflecting sales charge) ........        3.55%        1.37%        0.53%       3.91%      7.70%

Ratios/supplemental data
     Net assets, end of period (in millions) ......    $   35.6     $   36.7     $   37.6    $   38.2   $   33.8
     Ratio of expenses to average net assets ......        1.55%        1.54%        1.54%       1.54%      1.51%
     Ratio of net investment income to
         average net assets .......................        3.19%        2.96%        3.10%       3.08%      3.33%
     Portfolio turnover rate ......................          38%          22%          10%          8%         5%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

     Ratio of expenses to average net assets ......        1.55%        1.54%        1.54%       1.52%      1.50%



                  [Inside Back Cover]

                  Founder
                  Lacy B. Herrmann, Chairman Emeritus
                  Aquila Management Corporation
                  Administrator
                  Aquila Investment Management LLC
                  380 Madison Avenue, Suite 2300
                  New York, New York 10017

                  Investment Adviser
                  Asset Management Group of
                  Bank of Hawaii
                  P.O. Box 3170
                  Honolulu, Hawaii 96802

                  Board of Trustees
                  Theodore T. Mason, Chair
                  Diana P. Herrmann, Vice Chair
                  Thomas W. Courtney
                  Stanley W. Hong
                  Russell K. Okata
                  Douglas Philpotts
                  Oswald K. Stender

                  Officers
                  Diana P. Herrmann, President
                  Sherri Foster, Senior Vice President
                  Stephen J. Caridi, Vice President
                  Robert W. Anderson, Chief Compliance Officer
                  Joseph P. DiMaggio, Chief Financial Officer and Treasurer Edward M.W. Hines, Secretary

                  Distributor
                  Aquila Distributors, Inc.
                  380 Madison Avenue, Suite 2300
                  New York, New York 10017

                  Transfer and Shareholder Servicing Agent
                  PFPC Inc.
                  101 Sabin Street
                  Pawtucket, RI 02860


                  Custodian
                  JPMorgan Chase Bank, N.A.
                  1111 Polaris Parkway
                  Columbus, Ohio 43240


                  Independent Registered Public Accounting Firm
                  Tait, Weller & Baker LLP
                  1818 Market Street
                  Suite 2400
                  Philadelphia, Pennsylvania 19103


                  Counsel
                  Butzel Long PC
                  551 Fifth Avenue
                  New York, New York 10176

         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the Trust's website at www.aquilafunds.com.

         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4084

This Prospectus should be read and retained for future reference.




                             HAWAIIAN TAX-FREE TRUST
                                   One of The
                             Aquila Group Of Fundssm

                                   A tax-free
                                income investment

                                   PROSPECTUS

         To make shareholder account inquiries, call the Trust's Shareholder Servicing Agent at:

                             800-437-1000 toll-free

                               or you can write to

                                    PFPC Inc.
                                101 Sabin Street
                            Pawtucket, RI 06820-1427

                       Ticker Symbol          CUSIP #

Class A Shares        HULAX                420016107
Class C Shares        HULCX                420016206

                             Hawaiian Tax-Free Trust
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


                                   Prospectus




                                                             July 24, 2007
Class Y Shares
Class I Shares


          Hawaiian Tax-Free Trust is a mutual fund that seeks to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Hawaiian state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Trust's Shareholder Servicing Agent:

             PFPC Inc.* 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

                    For general inquiries & yield information
                     800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Trust's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....3
Fees and Expenses of the Trust...................5
Investment of the Trust's Assets.................6
Trust Management.................................8
Net Asset Value per Share........................9
Purchases .......................................9
Redeeming Your Investment.......................11
Alternative Purchase Plans......................14
Dividends and Distributions.....................17
Tax Information.................................18
Financial Highlights............................21



           The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

         The Trust's objective, which is a fundamental policy, is to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Hawaiian state and regular Federal income taxes. We call these "Hawaiian Obligations." In general, all or almost all of these obligations are issued by the State of Hawaii, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been longer than 10 years.

At the time of purchase, the Trust's Hawaiian Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Trust's Investment Adviser, the Asset Management Group of Bank of Hawaii.

         The Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objective. The Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Hawaiian Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's assets must be invested in Hawaiian Obligations whose interest is exempt from Hawaiian state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

         The Trust's assets, being primarily or entirely Hawaiian issues, are subject to economic and other conditions affecting Hawaii. Adverse local events, such as a downturn in the Hawaiian economy, could affect the value of the Trust's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Hawaiian Obligations?")

         There are two types of risk associated with any fixed-income debt securities such as Hawaiian Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Hawaiian Obligations, will normally decline. If the value of Hawaiian Obligations held by the Trust declines, the net asset value of your shares in the Trust will also decline. All fixed-rate debt securities, even the most highly rated Hawaiian Obligations, are subject to interest rate risk. Hawaiian Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Hawaiian Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Trust is not a deposit in Bank of Hawaii, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

         A description of the Trust's policies and procedures with respect to the disclosure of the Trust's portfolio securities is available in the Trust's Statement of Additional Information (the "SAI").

                             HAWAIIAN TAX-FREE TRUST
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

         The bar chart shown below provides an indication of the risks of investing in Hawaiian Tax-Free Trust by showing changes in performance of the Trust's Class Y Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Trust by showing how the Trust's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Trust's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Trust has performed in the past (before and after taxes) is not necessarily an indication of how the Trust will perform in the future.

                  ANNUAL TOTAL RETURNS - Class Y Shares
                                   1997 - 2006

Percent
20

18

16

14

12

10                             10.01
     9.06                     XXXXX           8.78
8    XXXX                     XXXXX           XXXX
     XXXXX                    XXXXX           XXXX
6    XXXXX   5.92             XXXXX           XXXX
     XXXXX   XXXXX            XXXXX   4.70    XXXX   4.92
4    XXXXX   XXXXX            XXXXX   XXXXX   XXXX   XXXX
     XXXXX   XXXXX            XXXXX   XXXXX   XXXX   XXXX   3.31          3.79
2    XXXXX   XXXXX            XXXXX   XXXXX   XXXX   XXXX   XXXX   1.99   XXXX
     XXXXX   XXXXX            XXXXX   XXXXX   XXXX   XXXX   XXXX   XXXX   XXXX
0    XXXXX   XXXXX   -2.50    XXXXX   XXXXX   XXXX   XXXX   XXXX   XXXX   XXXX
                     XXXXX
-2                   XXXXX
                     XXXXX
-4

-6
     1997    1998    1999     2000    2001    2002   2003   2004   2005   2006

                                         Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 4.12% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.75% (quarter ended June 30, 2004).

The year-to-date (from January 1, 2007 to June 30, 2007) total return was 0.09% for Class Y Shares.



                                                     Total Average
                                                     Annual Return


For the Period Ended December 31, 2006         1 Year      5 Years        10
                                                                        Years

Hawaiian Tax-Free Trust Class Y Shares
   Return before taxes                         3.79%        4.53%       4.94%
   Return after taxes on
                  distributions                3.64%        4.39%       4.53%
   Return after taxes on
                  distributions                3.82%        4.37%       4.54%
and redemptions

Lehman Brothers Quality Intermediate
Municipal Bond Index(1)                        3.78%        4.44%       4.97%


(No Class I Shares were sold during these periods.)

 (1) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Management believes the Intermediate Index to be appropriate, although the average maturity of the Trust's portfolio may be somewhat longer than that of the index and the Trust's portfolio may accordingly experience somewhat greater volatility.

                             HAWAIIAN TAX-FREE TRUST
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.

                                                       Class I         Class Y
                                                       Shares           Shares

Shareholder Fees (fees paid
directly from your investment)

Maximum Sales Charge (Load) Imposed on
        Purchases (as a                                 None             None
percentage of offering price)
Maximum Deferred Sales Charge (Load)                    None             None
Maximum Sales Charge (Load) Imposed on                  None             None
 Reinvested Dividends or Distributions (as a
 Percentage of offering price)

Redemption Fees                                         None             None
Exchange Fee                                            None             None


Annual Trust Operating Expenses
(expenses that are deducted from
the Trust's assets)


Investment Advisory Fee                                 0.14%            0.14%
Distribution (12b-1) Fee                                0.15%   (1)      None



All Other Expenses
    Administration Fee                          0.26%              0.26%
    Other Expenses (2)                          0.33%              0.15%
    Total All Other Expenses (2)                        0.59%            0.41%
Total Annual Trust Operating Expenses (2)               0.88%            0.55%


(1) Current rate; up to 0.25% can be authorized.

(2) "Other" expenses for the two classes differ because Class I Shares pay service fees to financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.08%, while Class Y Shares bear only the common charges of 0.08% and an allocation for transfer agent services of 0.07%

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated, regardless of whether you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year   3 years   5 years    10 years

 Class I Shares..........  $90       $281      $488       $1,084
 Class Y Shares..........  $56       $176      $307         $689

                        Investment of the Trust's Assets

"Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Hawaiian state and regular Federal income taxes.

         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Trust does not sell the shares of either class directly to retail customers.

Hawaiian Obligations

         The Trust invests primarily in Hawaiian Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Hawaii income taxes. They include obligations of Hawaiian issuers and certain non-Hawaiian issuers, of any maturity.

         The obligations of non-Hawaiian issuers that the Trust can purchase as Hawaiian Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and State of Hawaii income taxes. The Trust purchases the obligations of these issuers only when obligations of Hawaiian issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.


         It is the Trust's current policy that the majority of the Trust's assets will be invested in insured Hawaiian Obligations. At April 30, 2007, approximately 94.2% of the Trust's assets were invested in insured obligations. Portfolio insurance refers to the payment of interest and the face or par value of Hawaiian Obligations when due. Portfolio insurance does not insure the market value of Hawaiian Obligations, which will be affected by various factors, including the general movement of interest rates. The value of the Trust's shares is not insured. The Trust's current policy regarding portfolio insurance can be changed without shareholder approval.


Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.


"Explain further how interest rate risk and credit risk may affect the value of the Trust's investments and their yields."

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Hawaiian Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

         An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Hawaiian Obligations, the market value of a Hawaiian Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

"What are the main risk factors and special considerations specifically relating to investment in Hawaiian Obligations?"


         The following is a discussion of the general factors that might influence the overall U.S. economy and the ability of Hawaiian issuers to repay principal and interest when due on Hawaiian Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.



         The US economy began to decelerate in 2006, ending the year with fourth quarter GDP expanding at a 2.5 percent rate of growth in real GDP. Approximately the same growth rate is likely during 2007, down from growth rates closer to 3 percent or 3.5 percent during the mid-2000s. A sharp decline in residential investment-contracting at nearly 20 percent, in annualized terms, during second half 2006-was the principal source of deceleration last year. During 2007 housing is expected to stabilize, with housing starts down to an annual pace of
1.4 to 1.5 million units, off from the 2.2 million unit peak at the end of 2005. Balancing the housing recession has been double-digit growth in US exports, around 10 percent in real terms, and resilience in personal consumption expenditure. Exports comprise roughly twice the GDP share of residential investment, and go a long way to sustaining the economy's momentum. A weaker dollar and strong macroeconomic fundamentals overseas should keep US net exports increasing in 2007. With consumption comprising 70 percent of GDP, concerns about contagion from the housing decline are worrisome. Either adverse effects of falling home prices, or a consumer pullback related to mortgage lending worries, could impair consumption. The Adviser's expectation is that these pressures may shave a percentage point or two off consumption growth, but even at 2-3 percent its contribution to GDP growth will be neutral at worst in 2007. Federal Reserve monetary policy is expected to keep short-term interest rates high to pre-empt higher inflation, through most of 2007. Though US Treasury bond yields are currently inverted relative to the overnight Fed Funds rate target at 5.25%, those bond yields embody the market's expectation of eventually lower short-term interest rates, probably towards the end of 2007.



         Hawaii had outperformed the mainland economy for several years ending in 2006, but now and for the next several years Hawaii's growth rate will probably fall short of the nation's. Although the US is experiencing full employment with 4.5 percent unemployment and around 2.5 percent inflation-enough to keep the Fed's monetary policy vigilant-Hawaii's unemployment/inflation mix is even more potent. Recently, Hawaii's 2.0-2.5 percent monthly unemployment rates have reflected an ultra-tight labor market and potential untoward wage pressures. Honolulu's 5.9 percent inflation in 2006 is the flip side of an overheated local economy. The economy's nominal growth rate was strong at 6 percent, but most of that was eaten up by inflation, leaving just a small real growth rate. While the Honolulu CPI is expected to exhibit disinflation to maybe 4 percent in 2007, that will still be high relative to the US urban average. Consequently, its effect on income growth is likely to lead to real economic expansion of no more than 2 percent in the islands during 2007. Housing is also in decline in Hawaii, as it is across the country, although nonresidential construction makes up for some of the decline. Tourism seems to have hit a plateau: after peaking at record levels in 2005, visitor counts, while remaining at peak arrival numbers, have failed to trend higher and, adjusted for inflation, visitor spending has been declining at a 2-3 percent rate. With the housing boom ended, and the lift from tourism suspended, after years of record growth, Hawaii's economy should expect slower growth for the next few years.



                                Trust Management

"How is the Trust managed?"

         Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802 (the "Adviser") is the Trust's investment adviser. Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, maintaining the Trust's books and records (other than accounting books and records) and providing other administrative services.

         Under the Advisory Agreement, the Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, arranging for the purchase and the sale of securities held in the portfolio of the Trust, and either keeping the accounting records of the Trust, including pricing the Trust's portfolio daily, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust.


         During the fiscal year ended March 31, 2007, the Trust paid to the Adviser a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.14 of 1%. Under the Administration Agreement, the Trust paid a fee to the Administrator on the same basis at the annual rate of 0.26 of 1% for total advisory and administration fees of 0.40 of 1% of such net asset value.



         A discussion regarding the Trustees' basis for approving the annual renewal of the Investment Advisory Agreement is available in the Trust's semi-annual report to shareholders dated September 30, 2006.


Information about the Adviser and the Administrator

         The Trust's Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation ("BOH Corp."). BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.


         Mr. Stephen Rodgers manages the Trust's portfolio.



         Mr. Rodgers, CFA, is a Senior Vice President of Bank of Hawaii, where he is also the manager of the Fixed Income Division within the Bank of Hawaii's Asset Management Group that oversees nearly $5 billion of client assets in a variety of taxable and tax-free products and portfolios.



         Mr. Rodgers has worked with Mr. Robert Crowell, the fund's prior portfolio manager, providing analysis on the Trust's portfolio since 2003. Mr. Rodgers has been with the Bank of Hawaii since 1995. Prior to joining the Asset Management Group, he was the senior portfolio manager in the Bank's Treasury Division with direct responsibility for its $3 billion fixed income investment portfolio and overseeing the bank's Asset/Liability Management analytics and profile.



         Mr. Rodgers was born and raised in Hawaii. He is a graduate of University High School and earned his BA degree as a double major in Economics and English from Amherst College and an MBA in Finance from the University of Hawaii. He is also a Chartered Financial Analyst (CFA) charter holder.



         The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Trust.



         The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of June 30, 2007, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


                            Net Asset Value per Share


         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Hawaiian Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases

"Are there alternative purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Hawaiian Obligations.

"In which states can I buy shares of the Trust?"

         You can purchase shares of the Trust if you live in Hawaii or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states.

         Also, if you do not reside in Hawaii, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

         On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:


          Hawaii, Alaska, California, Colorado, Florida, Illinois, Indiana, Missouri, Montana, Nevada, New Jersey, New York, Oregon, Virginia and Guam.


The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:                          For Class I Shares:

$1,000.                                      Subsequent
                                             investments can be
                                             in any amount.
                                             Financial
                                             intermediaries can
                                             set their own
                                             requirements for
                                             initial and
                                             subsequent
                                             investments.


"How do I purchase shares?"

You may purchase Class Y Shares:

     * through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

     * directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.


         Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


         You may purchase Class I Shares only through a financial intermediary.

         The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Trust's shares?")


Opening a Class Y Shares Account                             Adding to a Class Y Shares Account

*Make out a check for the investment amount payable to       *Make out a check for the investment amount payable to
Hawaiian Tax-Free Trust.                                     Hawaiian Tax-Free Trust.

* Complete a New Account Application, which is available     * Fill out the pre-printed
with the Prospectus or upon request, indicating the          stub attached to the Trust's confirmations or supply
features you wish to authorize.                              the name(s) of account owner(s), the account number,
                                                             and the name of the Trust.


* Send your check and * Send your check and account information to your completed New Account Application to your dealer or to the dealer or to the Trust's Agent, PFPC Inc. Trust's Agent, PFPC Inc.


"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:         By telephone, call:          By FAX, send instructions to:

PFPC Inc.                              800-437-1000 toll-free       508-599-1838
Attn:  Aquila Group of Fundssm
101 Sabin Street
Pawtucket, RI 02860-1427


For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.

         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Trust's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

         signature(s) of the registered shareholder(s); and

         signature guarantee(s), if required, as indicated below.

     To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

         Signature_Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

 You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                        Method of Payment                         Charges

Under $1,000.                     Check.                                    None.

                                  Check, or wired or transferred            None.
$1,000 or more.                   through the Automated Clearing House
                                  to your Financial Institution account,
                                  if you so requested on your New Account
                                  Application or Ready Access Features
                                  Form.

Through a broker/dealer.          Check or wire, to your broker/dealer.     None. However, your broker/dealer
                                                                            may charge a fee.

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.


         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

         An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

         In this Prospectus the Trust provides you with two ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Hawaiian Obligations.


                                         Class Y Shares              Class I Shares
                                         "Institutional Class"       "Financial Intermediary Class"

Initial Sales Charge                     None.                       None. Financial intermediaries may
                                                                     charge a fee for purchase of shares.

Contingent Deferred Sales Charge         None.                       None.

Distribution and Service Fees            None.                       Distribution fee of up to 0.25 of 1%
                                                                     of average annual net assets
                                                                     allocable to Class I Shares,
                                                                     currently up to 0.15 of 1% of such
                                                                     net assets, and a service fee of up
                                                                     to 0.25 of 1% of such assets.


"What price will I pay for the Trust's shares?"

         The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

         The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

         The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

Exchange Privilege


         Generally, you can exchange Class Y shares of this Trust into the tax-free municipal bond funds, the high-income corporate bond fund, and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Fundssm (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.


         The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

Frequent Trading

         As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations and share certificates?"

         A statement will be mailed to you confirming each purchase or redemption of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Trust will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Administrator to make payment for distribution expenses out of its own funds; and

     (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Trust makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

         For any fiscal year, these payments (currently up to 0.15 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust. Such payments can be made only out of the Trust's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         The Plan also permits payments out of the assets of the Trust's Class A Shares. Whenever the Trust makes Class A payments under the Plan, the aggregate annual rate of the advisory fee and administration fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.


         No payments are made under the Plan out of assets represented by Class Y Shares.


Shareholder Services Plan for Class I Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Trust's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

Additional Information

         The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Trust, ask your financial advisor. For more information, please see the Trust's SAI.

"Transfer on Death" Registration (Not available for Class I Shares)

         If you own Class Y Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Fundssm, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

           1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

           2. the third business day after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

         Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

         If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

         Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y investment account with the Trust. Financial intermediaries provide their own statements of Class I Shares accounts.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

         The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

         Net investment income includes income from Hawaiian Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that, under certain circumstances, a portion of the distributions paid by the Trust will be subject to income taxes.

         During the last calendar year, the Trust's dividends consisted of the following (no Class I Shares were outstanding):

Calendar Year
12/31/06

                    Exempt-           Capital                 Ordinary
                    Interest          Gains Dividends         Dividend Income
                    Dividends
Class Y Shares      97.07%            2.67%                   0.26%



         The U.S. Supreme Court has agreed to review a Kentucky state court decision holding that the Kentucky law exempting interest paid on Kentucky municipal obligations from Kentucky income tax while taxing interest on municipal obligations of other states violates the U.S. Constitution. If the Supreme Court affirms the Kentucky court's decision, Kentucky (and all other states that differentially tax interest on in-state and out-of-state municipal obligations) may then be required to accord equal income tax treatment to all interest on municipal obligations. While it is impossible to predict the consequences of such an outcome, they may include effects on the net asset values of the shares, and/or on the tax treatment of the dividends, of some or all funds that invest substantially or exclusively in the municipal obligations of a single state, including the Trust. Regardless of the outcome of the case, the Federal tax-exempt status of the dividends on municipal obligations will not be affected. The case is expected to be heard and decided during the U.S. Supreme Court's October 2007 - April 2008 term, with a decision likely to be handed down in early or mid-2008.


         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Hawaiian Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.


         Hawaiian Obligations acquired by the Trust after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain will result in "market discount" gain up to the face or redemption value, which will be ordinary income attributable to such market discount. Those gains will be taxable to you as ordinary income, if distributed. Alternatively, the Trust could elect to accrue such market discount as ordinary income during the period it holds such Hawaiian Obligations.



         If the Trust acquires Hawaiian Obligations at a premium over the principal amount, the Trust must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis. The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition. Bond premium amortization reduces the amount of exempt-interest dividends that may be designated by the Trust and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.



         Capital gains dividends (net long-term gains over net short-term losses (which generally may exclude post-October 31 capital losses for this purpose)) which the Trust distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.



         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust which are not offset by capital gains are not distributed but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.


         The Trust's gains or losses on sales of Hawaiian Obligations will be deemed long-or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Hawaiian Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Hawaiian Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Hawaiian taxes?"


         Dividends and distributions made by the Trust to Hawaii residents will generally be treated for Hawaiian income tax purposes in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Under Hawaiian law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaiian income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaiian income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.)



         Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks (other than a national banking association), building and loan associations, financial services loan companies, financial corporations, and small business investment companies, trust companies, mortgage loan companies, financial holding companies, development companies, and subsidiaries, located or doing business in Hawaii.


         Persons or entities who are not Hawaii residents should not be subject to Hawaiian income taxation on dividends and distributions made by the Trust. Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                             HAWAIIAN TAX-FREE TRUST
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request. No Class I Shares were outstanding during the periods shown.


                                                                                   Class Y
                                                         ----------------------------------------------------------
                                                                               Year Ended March 31,
                                                         ----------------------------------------------------------
                                                           2007         2006         2005        2004        2003
                                                         --------     --------     --------    --------    --------
Net asset value, beginning of period ................    $  11.34     $  11.52     $  11.84    $  11.75    $  11.28
                                                         --------     --------     --------    --------    --------
Income (loss) from investment operations:
     Net investment income + ........................        0.48         0.46         0.48        0.48        0.50
     Net gain (loss) on securities (both
         realized and unrealized) ...................        0.02        (0.18)       (0.30)       0.09        0.47
                                                         --------     --------     --------    --------    --------
     Total from investment operations ...............        0.50         0.28         0.18        0.57        0.97
                                                         --------     --------     --------    --------    --------
Less distributions:
     Dividends from net investment income ...........       (0.48)       (0.45)       (0.48)      (0.48)      (0.50)
     Distributions from capital gains ...............       (0.01)       (0.01)       (0.02)         --          --
                                                         --------     --------     --------    --------    --------
     Total distributions ............................       (0.49)       (0.46)       (0.50)      (0.48)      (0.50)
                                                         --------     --------     --------    --------    --------
Net asset value, end of period ......................    $  11.35     $  11.34     $  11.52    $  11.84    $  11.75
                                                         ========     ========     ========    ========    ========
Total return (not reflecting sales charge) ..........        4.49%        2.48%        1.54%       4.97%       8.77%

Ratios/supplemental data
     Net assets, end of period (in millions) ........    $   22.8     $   18.5     $   20.7    $   23.5    $   25.2
     Ratio of expenses to average net assets ........        0.55%        0.54%        0.54%       0.53%       0.51%
     Ratio of net investment income to
         average net assets .........................        4.19%        3.96%        4.09%       4.09%       4.33%
     Portfolio turnover rate ........................          38%          22%          10%          8%          5%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

     Ratio of expenses to average net assets ........        0.55%        0.54%        0.54%       0.52%       0.50%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                  [Inside Back Cover]
         Founder
         Lacy B. Herrmann, Chairman Emeritus
         Aquila Management Corporation

         Administrator
         Aquila Investment Management LLC
         380 Madison Avenue, Suite 2300
         New York, New York 10017

         Investment Adviser
         Asset Management Group of
         Bank of Hawaii
         P.O. Box 3170 Honolulu, Hawaii 96802

         Board of Trustees
         Theodore T. Mason, Chair
         Diana P. Herrmann, Vice Chair
         Thomas W. Courtney
         Stanley W. Hong
         Russell K. Okata
         Douglas Philpotts
         Oswald K. Stender

         Officers
         Diana P. Herrmann, President
         Sherri Foster, Senior Vice President
         Stephen J. Caridi, Vice President
         Robert W. Anderson, Chief Compliance Officer
         Joseph P. DiMaggio, Chief Financial Officer and Treasurer Edward M.W. Hines, Secretary

         Distributor
         Aquila Distributors, Inc.
         380 Madison Avenue, Suite 2300
         New York, New York 10017

         Transfer and Shareholder Servicing Agent
         PFPC Inc.
         101 Sabin Street
         Pawtucket, RI 02860


         Custodian
         JPMorgan Chase Bank, N.A.
         1111 Polaris Parkway
         Columbus, Ohio 43240


         Independent Registered Public Accounting Firm
         Tait, Weller & Baker LLP
         1818 Market Street
         Suite 2400
         Philadelphia, Pennsylvania 19103


         Counsel
         Butzel Long PC
         551 Fifth Avenue
         New York, New York 10176

         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request, by calling 800-437-1020 (toll-free), or by visiting the Trust's website at www.aquilafunds.com.

         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4084

This Prospectus should be read and retained for future reference.

                             HAWAIIAN TAX-FREE TRUST
                                   One of The
                             Aquila Group Of Fundssm

                                   A tax-free
                                income investment

                                   PROSPECTUS



         To make shareholder account inquiries, call the Trust's Shareholder Servicing Agent at:

                             800-437-1000 toll-free

                               or you can write to

                                    PFPC Inc.
                                101 Sabin Street
                            Pawtucket, RI 02860-1427

                       Ticker Symbol          CUSIP #

Class Y Shares        HULYX                420016305
Class I Shares        HULIX                420016404

                             Hawaiian Tax-Free Trust
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666




Statement of Additional Information                            July 24, 2007



         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated July 24, 2007: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


           Prospectuses may be obtained from the Trust's Distributor,
                           Aquila Distributors, Inc.

               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll-free
                                 or 212-697-6666

Financial Statements


         The financial statements for the Trust for the year ended March 31, 2007, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Trust can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.






                                TABLE OF CONTENTS

Trust History.............................................................
Investment Strategies and Risks...........................................
Trust Policies............................................................
Management of the Trust...................................................
Ownership of Securities...................................................
Investment Advisory and Other Services....................................
Brokerage Allocation and Other Practices..................................
Capital Stock.............................................................
Purchase, Redemption and Pricing of Shares................................
Additional Tax Information................................................
Underwriters..............................................................
Appendix A................................................................

                             Hawaiian Tax-Free Trust

                       Statement of Additional Information

                                  Trust History

          The Trust is a Massachusetts business trust formed in 1984. It is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by Moody's Investors Service, Inc. ("Moody's") , Standard & Poor's ("S&P"), Dominion Bond Rating Service ("DBRS") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Hawaiian Obligations which the Trust may purchase.

         The table below gives information as to the percentage of Trust net assets invested as of March 31, 2007, in Hawaiian Obligations in the various rating categories:


Highest rating (1)....................................................97.4%
Second highest rating (2)..............................................0.7%
Third highest rating (3)...............................................1.1%
Fourth highest rating (4)..............................................0.8%
Not rated:.............................................................0.0%
                                                                       ----
                                                                     100.0%
(1) Aaa of Moody's or AAA of S&P, DBRS or Fitch.
(2) Aa of Moody's or AA of S&P, DBRS or Fitch.
(3) A of Moody's, S&P, DBRS or Fitch.
(4) Baa of Moody's or BBB of S&P, DBRS or Fitch.


Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Hawaiian Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Hawaiian Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Hawaiian issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.

Portfolio Insurance

         The purpose of having insurance on some investments in Hawaiian Obligations in the Trust's portfolio is to reduce financial risk for investors in the Trust.

         Insurance as to the timely payment of principal and interest when due for Hawaiian Obligations is acquired as follows:

         (i) obtained by the issuer of the Hawaiian Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

         (ii) purchased by the Trust or a previous owner with respect to specific Hawaiian Obligations, termed "Secondary Market Insurance."

         The insurance of principal under these types of insurance policies refers to the payment of interest and of the face or par value of the Hawaiian Obligation when due. Insurance is not affected by nor does it insure the price paid by the Trust for the obligation. The market value of obligations in the Trust will, from time to time, be affected by various factors, including the general movement of interest rates. The value of the Trust's shares is not insured.

         In order to attempt to reduce financial risk to the Trust's investors, it is the Trust's current policy, which may be changed, that the majority of the Trust's assets will be invested in insured Hawaiian Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Hawaiian Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Hawaiian Obligations on terms that are financially advantageous to the Trust as a result of market conditions or other factors, then the Trust will invest in Hawaiian Obligations that are not insured. Use of insurance is not a fundamental policy of the Trust.

         New Issue Insurance is obtained by the issuer of the Hawaiian Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Hawaiian Obligations are outstanding and the insurer remains in business.

         The Trust may also purchase Secondary Market Insurance on any Hawaiian Obligation purchased by the Trust. By purchasing Secondary Market Insurance, the Trust will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Hawaiian Obligation, regardless of whether the Trust then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due, and to enable the Trust to sell a Hawaiian Obligation to a third party as a high rated insured Hawaiian Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Trust.

         As a matter of practice, insurers of municipal obligations provide insurance only on issues which, based on their own credit ratings, are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be credit rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

         In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Trust, but are generally paid by the issuer, although they may sometimes be paid by the underwriter. The premium is paid once at the time the securities are issued, and covers the life of the issue. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

         The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC Indemnity") and Financial Security Assurance Inc. ("FSA") has been derived from publicly available information. The Trust has not independently verified any of the information, but the Trust is not aware of facts that would render such information inaccurate.

         AMBAC Assurance is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, and U.S. Territories, including Guam and Puerto Rico. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a publicly held company. The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.

         MBIA is a limited liability corporation domiciled in New York and licensed to do business in all 50 states, the District of Columbia, and U.S. Territories, including Guam and Puerto Rico. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. The claims-paying ability of MBIA is rated "AAA" by S&P and "Aaa" by Moody's.

         FGIC is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in all 50 states, the District of Columbia, and Puerto Rico. FGIC is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is owned by General Electric Capital Corporation. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against FGIC. The claims-paying ability of FGIC is rated "AAA" by S&P and "Aaa" by Moody's.

         FSA is licensed in New York and authorized to do business in all 50 states, the District of Columbia, and U.S. Territories including Guam and Puerto Rico. FSA is the primary operating subsidiary of Financial Security Assurance Holdings Ltd., and an indirect subsidiary of Dexia. The claims-paying ability of FSA is rated "AAA" by S & P and "Aaa" by Moody's.

         The Trust may also use other insurers. However, the Trust will seek to ensure that any insurer used will itself have an AAA or Aaa rating.

When-Issued and Delayed Delivery Obligations

         The Trust may buy Hawaiian Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Hawaiian Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Hawaiian Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Hawaiian Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Hawaiian Obligations.

Determination of the Marketability of Certain Securities

         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Taxable Short-term Obligations

         Although the Trust does not currently do so, it is permitted to purchase taxable short-term obligations. The "Taxable Short-Term Obligations" which the Trust may purchase are obligations maturing in one year or less from the date of purchase by the Trust which are either (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); (ii) commercial paper rated Prime-1 by Moody's or A-1 by S&P (see Appendix A); or (iii) bank obligations, such as certificates of deposit, bankers acceptances and fixed time deposits, issued by a domestic bank subject to regulation by the U.S. Government having total assets of at least $1.5 billion. Under normal market conditions the Trust cannot purchase Taxable Short-Term Obligations or purchase or sell Municipal Bond Index Futures, U.S. Government Securities Futures or options on Futures if thereafter more than 20% of its total assets would consist of such Obligations, cash, margin deposits on such Futures and margin deposits and premiums on options on such Futures, except for defensive purposes, i.e., in anticipation of a decline or possible decline in the value of Hawaiian Obligations. The Trust may also invest in Taxable Short-Term Obligations (within such 20% limit) pending investment in Hawaiian Obligations of the proceeds of the sale of shares or the sale of Hawaiian Obligations. The Trust may enter into repurchase agreements as to Taxable Short-Term Obligations (see "Repurchase Agreements" below). Income from Taxable Short-Term Obligations and repurchase agreements is taxable and therefore is not included in the "exempt-interest" dividends which the Trust will pay.

Repurchase Agreements

         The Trust may purchase securities (limited to Taxable Short-Term Obligations) subject to repurchase agreements. Repurchase agreements may be entered into only with commercial banks or broker/dealers. A repurchase agreement occurs when, at the time the Trust purchases a security, the Trust also resells it to the vendor and must deliver the security (or securities substituted for it) to the vendor on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The Resold Securities will be held by the Trust's custodian bank. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Trust's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest. However, in the opinion of the Trust this risk is not material since, upon default, the Resold Securities constitute security for the repurchase obligation. Repurchase agreements can be considered as "loans" collateralized by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety. Additionally, the Adviser will regularly review the financial strength of all vendors of repurchase agreements to the Trust.

Limitation to 10% as to Certain Investments

         Due to their possible limited liquidity, the Trust cannot make certain investments if thereafter more than 10% of its net assets would consist of such investments. The investments included in this 10% limit are (i) repurchase agreements maturing in more than seven days; (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits; (iii) restricted securities, i.e., securities which cannot freely be sold for legal reasons (which the Trust is not permitted to own in any event); and (iv) securities for which market quotations are not readily available. However, this 10% limit does not include any investments as to which the Trust can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/ purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable.

Futures Contracts and Options

         Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

         Unlike when the Trust purchases or sells a Hawaiian Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Hawaiian Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

         Municipal Security Index Futures currently are based on a municipal security index developed by the Chicago Board of Trade ("CBT") (the "Municipal Security Index"). Financial Futures contracts based on the current Municipal Security Index began trading on October 25, 2002. The Municipal Security Index is comprised of 100 to 250 tax-exempt municipal securities. Each bond included in the Municipal Security Index must be rated Aaa by Moody's and AAA by S&P and must have a remaining maturity of 10 to 40 years. New issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Security Index quarterly. The value of the Municipal Security Index is computed daily by a recognized independent pricing service according to a formula based on the price of each bond in the Municipal Security Index, as evaluated by the pricing service.

         The Municipal Security Index Futures contract is traded on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

         Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

         The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

         The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

         The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

         One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Hawaiian Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

         Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Hawaiian Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Hawaiian Obligations being hedged. If the price of the Future or option moves less than the price of the Hawaiian Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Hawaiian Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Hawaiian Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Hawaiian Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Hawaiian Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Hawaiian Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Hawaiian Obligations being hedged if the historical volatility of the prices of the Hawaiian Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Hawaiian Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Hawaiian Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Hawaiian Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Hawaiian Obligations which it had anticipated purchasing.

         The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.

         Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

         The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Hawaiian Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

         The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

         The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.


                                 Trust Policies

Investment Restrictions

         The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

         The Trust cannot buy any securities other than those discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI.

2. The Trust has industry investment requirements.

         The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; Hawaiian Obligations (except for the industrial development bonds discussed below), U.S. Government Securities and domestic bank obligations are not included in this limit. In applying this restriction, the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Trust can make loans only by lending securities or entering into repurchase agreements.

         The Trust can buy those obligations which it is permitted to buy (see "Investment of the Trust's Assets" in the Prospectus); this is investing, not making a loan. The Trust can, to increase its income, lend its portfolio securities up to 10% of the value of its total assets on a collateralized basis to broker/dealers, banks and certain financial institutions, and enter into repurchase agreements (see "Repurchase Agreements" above). The Trust may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Trust and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. Income from securities loans is taxable and therefore it is not included in the "exempt-interest" dividends which the Trust may pay.

4. The Trust can only borrow in limited amounts for special purposes.

         The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets and can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them; or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income. The Trust will not purchase any obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

         Except in connection with borrowings, the Trust will not issue senior securities.

5. The Trust is prohibited from making certain investments.

         The Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Municipal Security Index Futures or on U.S. Government Securities Futures.

         The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Trust or its Adviser individually own beneficially more than 0.5% of the securities of that issuer, and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

         The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

6. The Trust does not buy for control.

         The Trust cannot invest for the purpose of exercising control or management of other companies.

7. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, and can pay premiums on these options.

8. The Trust is not an underwriter.

         The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.


                             Management of the Trust

The Board of Trustees

         The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.


         The Trust has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust's internal accounting procedures and controls. The Audit Committee had one meeting during the last fiscal year.



         The Trust has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY 10017.


Trustees and Officers

         The following material includes information about each Trustee and officer and the Chairman Emeritus of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.



                                                                           Number of
                                                                           Portfolios in    Other Directorships
                          Positions Held                                   Fund             Held by Trustee
                          with Trust and                                   Complex(4)       (The  position  held is
Name, Address(1) (2)      Length of         Principal Occupation(s)        Overseen by      a  directorship  unless
and Date of Birth         Service(3)        During Past 5 Years            Trustee          indicated otherwise.)
-----------------         -------           -------------------            -------          ---------------------

 Interested
Trustee (5)

Diana P. Herrmann         Trustee since     Vice Chair and Chief Executive     12      ICI Mutual Insurance Company
New York, NY              2004, President   Officer of Aquila Management
(02/25/58)                since 1998 and    Corporation, Founder of the
                          Vice Chair        Aquila Group of Fundssm (6) and
                          since 2003        parent of Aquila Investment
                                            Management LLC, Administrator, since
                                            2004, President and Chief Operating
                                            Officer since 1997, a Director since
                                            1984, Secretary since 1986 and
                                            previously its Executive Vice
                                            President, Senior Vice President or
                                            Vice President, 1986-1997; Chief
                                            Executive Officer and Vice Chair
                                            since 2004 and President, Chief
                                            Operating Officer and Manager of the
                                            Administrator since 2003; Chair,
                                            Vice Chair, President, Executive
                                            Vice President or Senior Vice
                                            President of funds in the Aquila
                                            Group of Fundssm since 1986;
                                            Director of the Distributor since
                                            1997; trustee, Reserve Money-Market
                                            Funds, 1999-2000 and Reserve Private
                                            Equity Series, 1998-2000; Governor,
                                            Investment Company Institute and
                                            head of its Small Funds Committee
                                            since 2004; active in charitable and
                                            volunteer organizations.

Non-interested Trustees

Theodore T. Mason         Chair of the      Executive Director, East Wind      8       Trustee, Premier VIT.
New York, NY              Board of          Power Partners LTD since 1994
(11/24/35)                Trustees since    and Louisiana Power Partners,
                          2004 and          1999-2003; Treasurer, Alumni
                          Trustee since     Association of SUNY Maritime
                          1984              College since 2004 (President,
                                            2002-2003, First Vice President,
                                            2000-2001, Second Vice
                                            President, 1998-2000) and
                                            director of the same
                                            organization since 1997;
                                            Director, STCM Management
                                            Company, Inc., 1973-2004; twice
                                            national officer of Naval
                                            Reserve Association, commanding
                                            officer of four naval reserve
                                            units and Captain, USNR (Ret);
                                            director, The Navy League of the
                                            United States New York Council
                                            since 2002; trustee, The
                                            Maritime Industry Museum at Fort
                                            Schuyler, 2000-2004; and the
                                            Maritime College at Fort
                                            Schuyler Foundation, Inc. since
                                            2000.

Thomas W. Courtney        Trustee           President, Courtney Associates,    5       Chairman of the Board of
Sewickley, PA             since 1984        Inc., a venture capital firm,              Oppenheimer Quest Value Funds
(08/17/33)                                  since 1988.                                Group, Oppenheimer Small Cap
                                                                                       Value Fund, Oppenheimer Midcap
                                                                                       Fund, and Oppenheimer Rochester
                                                                                       Group of Funds; Chairman of the
                                                                                       Board of Premier VIT.

Stanley W. Hong           Trustee since     President, Waste Management of     4       Trustee, Pacific Capital
Honolulu, HI              1992              Hawaii, Inc. and Corporate Vice            Funds(R), which includes 12 bond
(04/05/36)                                  President - Hawaii Area for                and stock funds; First
                                            Waste Management, Inc.,                    Insurance Co. of Hawaii, Ltd.,
                                            2001-2005; Trustee, The King               Lanihau Properties, Ltd., The
                                            William Charles Lunalilo Trust             Westye Group - West (Hawaii),
                                            Estate since 2001; President and           Inc.
                                            Chief Executive Officer, The
                                            Chamber of Commerce of Hawaii,
                                            1996-2001; Director PBS - Hawaii
                                            Foundation since 1998; Regent,
                                            Chaminade University of Honolulu
                                            since 1991; Trustee, Heald College
                                            since 1998; Trustee, the Nature
                                            Conservancy of Hawaii since 1998;
                                            Trustee, Child and Family Service
                                            since 2005; Director, The East West
                                            Center Foundation since 2006; and a
                                            director of other corporate and
                                            community organizations.

Russell K. Okata          Trustee since     Executive Director, Hawaii         4       Trustee, Pacific Capital
Honolulu, HI              1992              Government Employees Association           Funds(R), which includes 12 bond
(03/22/44)                                  AFSCME Local 152, AFL-CIO since            and stock funds; Chairman,
                                            1981; International Vice                   Royal State Group (insurance).
                                            President, American Federation
                                            of State, County and Municipal
                                            Employees, AFL-CIO since 1981;
                                            director of various civic and
                                            charitable organizations.

Douglas Philpotts         Trustee since     Retired; formerly director,        4       Trustee, Pacific Capital
Honolulu, HI              1992              Chairman of the Board and                  Funds(R), which includes 12 bond
(11/21/31)                                  President of Hawaiian Trust                and stock funds.
                                            Company, Limited, a predecessor of
                                            The Asset Management Group of Bank
                                            of Hawaii; present or former
                                            director of various Hawaii-based
                                            civic and charitable organizations.

Oswald K. Stender         Trustee since     Director, Hawaiian Electric        4       Trustee, Pacific Capital
Honolulu, HI              1992              Industries, Inc., a public                 Funds(R), which includes 12 bond
(10/08/31)                                  utility holding company,                   and stock funds; director,
                                            1993-2004; trustee, the Bernice            Grace Pacific Corporation, an
                                            Pauahi Bishop Estate 1990-1999;            asphalt paving company, ACE
                                            trustee, Office of Hawaiian                Trucking Inc. and Hawaiian
                                            Affairs and a member or trustee            Telecom, a telephone company
                                            of several community                       (communications).
                                            organizations.

Other Individuals

Chairman Emeritus(7)

Lacy B. Herrmann          Founder,          Founder and Chairman of the        N/A                   N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2004, Trustee,    organization and parent of the
                          1984-2004, and    Manager or Administrator and/or
                          Chairman of the   Adviser or Sub-Adviser to each
                          Board of          fund of the Aquila Group of
                          Trustees,         Fundssm; Chairman of the Manager
                          1984-2003         or Administrator and/or Adviser
                                            or Sub-Adviser to each since
                                            2004; Founder and Chairman
                                            Emeritus of each fund in the
                                            Aquila Group of Fundssm;
                                            previously Chairman and a
                                            Trustee of each fund in the
                                            Aquila Group of Fundssm since
                                            its establishment until 2004 or
                                            2005; Director of the
                                            Distributor since 1981 and
                                            formerly Vice President or
                                            Secretary, 1981-1998; Trustee
                                            Emeritus, Brown University and
                                            the Hopkins School; active in
                                            university, school and
                                            charitable organizations.
Officers

Charles E.                Executive Vice    Executive Vice President of all     N/A                  N/A
Childs, III               President since   funds in the Aquila Group of
New York, NY              2003              Fundssm and the Administrator
(04/01/57)                                  and the Administrator's parent
                                            since 2003; formerly Senior Vice
                                            President, corporate
                                            development, Vice President,
                                            Assistant Vice President and
                                            Associate of the Administrator's
                                            parent since 1987; Senior Vice
                                            President, Vice President or
                                            Assistant Vice President of the
                                            Aquila Money-Market Funds,
                                            1988-2003.

 Sherri Foster             Senior Vice      Senior Vice President, Hawaiian    N/A                   N/A
 Lahaina, HI               President        Tax-Free Trust since 1993 and
 (07/27/50)                since 1993       formerly Vice President or
                                            Assistant Vice President; Vice
                                            President since 1997 and formerly
                                            Assistant Vice President of the
                                            three Aquila Money-Market Funds;
                                            Vice President, Aquila Rocky
                                            Mountain Equity Fund since 2006;
                                            Registered Representative of the
                                            Distributor since 1985.

Stephen J. Caridi         Vice President    Vice President of the              N/A                   N/A
New York, NY (05/06/61)   since 1998        Distributor since 1995; Vice
                                            President, Hawaiian Tax-Free
                                            Trust since 1998; Senior Vice
                                            President, Narragansett Insured
                                            Tax-Free Income Fund since 1998,
                                            Vice President 1996-1997; Senior
                                            Vice President, Tax-Free Fund of
                                            Colorado since 2004; Vice
                                            President, Aquila Rocky Mountain
                                            Equity Fund since 2006.

Robert W. Anderson        Chief             Chief Compliance Officer of the    N/A                   N/A
New York, NY              Compliance        Trust and each of the other
(08/23/40)                Officer since     funds in the Aquila Group of
                          2004 and          Fundssm, the Administrator and
                          Assistant         the Distributor since 2004,
                          Secretary         Compliance Officer of the
                          since 2000        Administrator or its predecessor
                                            and current parent 1998-2004;
                                            Assistant Secretary of the
                                            Aquila Group of Fundssm since
                                            2000.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the     N/A                    N/A
New York, NY              Officer since     Aquila Group of Fundssm since 2003
(11/06/56)                2003 and          and Treasurer since 2000.
                          Treasurer since
                          2000

Edward M. W. Hines        Secretary since   Partner and then shareholder of    N/A                   N/A
New York, NY              1984              legal counsel to the Trust,
(12/16/39)                                  Hollyer Brady Barrett & Hines LLP
                                            since 1989 and thereafter its
                                            successor, Butzel Long, since 2007;
                                            Secretary of the Aquila Group of
                                            Fundssm.

John M. Herndon           Assistant         Assistant Secretary of the         N/A                   N/A
New York, NY (12/17/39)   Secretary since   Aquila Group of Fundssm since
                          1995              1995 and Vice President of the
                                            three Aquila Money-Market Funds
                                            since 1990; Vice President of
                                            the Administrator or its
                                            predecessor and current parent
                                            since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the         N/A                   N/A
New York, NY              Treasurer since   Aquila Group of Fundssm since
(11/02/66)                2000              2000; Assistant Vice President
                                            of the Administrator or its
                                            predecessor and current parent
                                            since 1998; Fund Accountant for
                                            the Aquila Group of Fundssm,
                                            1995-1998.


(1)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(2) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the "Aquila Group of Fundssm."

(7) The Chairman Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Trustees
                                (as of 12/31/06)

                                          Dollar Range of                Aggregate Dollar Range of
Name of                                  Ownership in Hawaiian           Ownership in the Aquila
Trustee                                  Tax-Free Trust(1)               Group of Fundssm (1)
-------                                  --------------                  ----------------

Interested Trustees

Diana P. Herrmann                                     C                             E

Non-interested Trustees

Theodore T. Mason                                     C                             C

Thomas W. Courtney                                    C                             C

Stanley W. Hong                                       C                             C

Russell K. Okata                                      C                             C

Douglas Philpotts                                     C                             C

Oswald K. Stender                                     B                             C



 (1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000



         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser or the Distributor.


         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2007, the Trust paid a total of $135,248 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.



         The Trust is one of the twelve funds in the Aquila Group of Fundssm, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquila Group of Fundssm. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Fundssm.



                                               Compensation         Number of
                                               from all             boards on
                           Compensation        funds in the         which the
                           from the            Aquila Group         Trustee
Name                       Trust               of Fundssm           serves*


Theodore T. Mason          $21,400              $117,950            8

Thomas W.
Courtney                   $21,400               $89,200            5

Stanley W. Hong            $18,900               $63,700            4

Russell K. Okata           $17,900               $62,700            4

Douglas Philpotts          $17,900               $62,200            4

Oswald K. Stender          $18,900               $63,700            4

* Messrs. Hong, Okata, Philpotts and Stender are also trustees of the 12 funds in the Pacific Capital Funds(R) for which the Adviser is also investment adviser. For the same period, these funds paid Trustee Hong $38,500, Trustee Okata $43,500, Trustee Philpotts $41,000 and Trustee Stender $38,500.

         Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)

                             Ownership of Securities


         On July 6, 2007, the following persons held 5% or more of any class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated as held by them are held for the benefit of clients.

Name and address                     Number of shares          Percent of class
of the holder of record

Institutional 5% shareholders:

Merrill Lynch Pierce
Fenner & Smith, Inc.,            5,176,478 Class A Shares            9.13%
4800 Deer Lake Drive,              877,137 Class C Shares           29.53%
Jacksonville, FL 32246             169,644 Class Y Shares            7.91%

Strobro
P.O. Box 1930
Honolulu, HI 96805-1930            263,609 Class Y Shares           12.29%

Additional 5% shareholders:

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust,
Honolulu,
HI 96817                           185,261 Class Y Shares            8.64%

R. Dwayne Steele, Member
Steele Family
Enterprises LLC
2525 Pali Highway
Honolulu, HI 96817                 279,661 Class Y shares           13.04%

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.


                     Investment Advisory and Other Services

Information about the Adviser, the Administrator and the Distributor

Management Fees


         During the fiscal years listed, the Trust incurred management fees (investment advisory fees and administration fees) as follows:

                  Adviser                         Administrator

2007              $   996,125                        $1,849,958

2006              $1,031,161                         $1,915,025

2005              $1,038,454                         $1,928,568

         The management fees are treated as Trust expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.


         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


         The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by employees of Aquila Investment Management LLC.

The Advisory Agreement

         The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and for either keeping the accounting records of the Trust, including the computation of the net asset value per share and the dividends, or, at the Adviser's expense and responsibility, delegating these accounting duties in whole or in part to a company satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

         Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser, provided that if a Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Trust's Distributor (principal underwriter) are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

         Under the Advisory Agreement, the Trust pays a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.19 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual investment advisory fee shall be payable at the annual rate of 0.14 of 1% of such net asset value. Such fees under the Plan commenced July 1, 1992 and since that date the Trust's investment advisory fee has been payable at the annual rate of 0.14 of 1% of such net asset value.

         The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or
(ii) 25% of the Trust's total annual investment income.

         The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940
Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

         The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

         The Advisory Agreement contains the provisions as to the Trust's portfolio transactions described under "Brokerage Allocation and Other Practices."

The Administration Agreement

         Under an Administration Agreement (the "Administration Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Trust and pays all compensation of the Trust's Trustees, officers and employees who are affiliated persons of the Administrator.

         Under the Administration Agreement, subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administrative services include, but are not limited to, maintaining books and records (other than accounting books and records) of the Trust, and overseeing all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Trust and for the sale, servicing, or redemption of the Trust's shares.

         Under the Administration Agreement, the Trust pays the Administrator, and the Administrator accepts as full compensation for all services rendered thereunder, a fee payable monthly and computed on the net asset value of the Trust at the end of each business day at the annual rate of 0.36 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the administration fee will be payable at the annual rate of 0.26 of 1% of such net asset value. Such fees under the Distribution Plan commenced July 1, 1992 and since that date the Trust's administration fee has been payable at the rate of 0.26 of 1% of such net asset value. The Administrator agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

         The Administrator also provides all administrative services to the Trust; as part of such duties, the Administrator (i) provides office space, personnel, facilities, and equipment for the performance of the following functions and for the maintenance of the Trust's headquarters; (ii) oversees all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Trust's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Trust's shares; (iii) provides to the Adviser and to the Trust statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) maintains the Trust's books and records (other than accounting books and records), and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Trust's insurance relationships; (v) prepares, on the Trust's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Trust's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Trust pays its own legal and audit expenses, to the extent that the Trust's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Trust.

         The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Trust and the Adviser; it may be terminated by the Trust at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Trust shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Trust. In either case the notice provision may be waived.

         The Administration Agreement provides that the Administrator shall not be liable for any error in judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Trust agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.


Additional Information About the Portfolio Manager



         Stephen Rodgers is the portfolio manager responsible for the day-to-day management of the Trust. He also manages three funds in the Pacific Capital Funds, with aggregate assets of $600 million. These funds are managed with similar strategies and objectives; however, the duration targets may differ depending on client needs and they are, therefore, managed to differing benchmark indices. In addition, Mr. Rodgers also manages 14 other accounts with aggregate assets of $285 million as investment manager for the Bank of Hawaii, but not under the Asset Management Group. The compensation paid by these clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. Generally, compensation by these clients and the funds is computed as a percentage of assets under management. No account or fund has performance-based fees. There are in general no situations where the Trust's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of the Trust's investment program - a factor that affects all accounts sharing the same investment strategy. In such situations, the Investment Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and applicable compliance procedures.



         Mr. Rodgers is employed and compensated by the Bank of Hawaii, not by the Trust. Under the Bank's compensation program a portfolio manager's compensation is primarily based on the investment performance results of the funds and accounts that he or she manages. This compensation program is intended to align the portfolio manager's interest with the success of those funds and accounts. The Bank's compensation structure is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.



         As of March 31, 2007, the portfolio manager's compensation consisted of a base salary, an annual performance incentive bonus, a participation in the Bank's Retirement Savings Plan, and eligibility to participate in long term awards of restricted shares in connection with the common stock of the Bank's holding company parent. The base pay component is reviewed regularly to ensure that it reflects the performance and experience of the individual and the requirement(s) of the managed portfolio(s) and is determined within a market competitive salary range. The incentive bonus is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by the Bank's management in the case of separate accounts. Additional factors considered in the incentive bonus include: growth of assets under management and corresponding revenues, support for improved efficiency and enhanced investment performance, growth in assets under management and revenues attributable to the portfolio manager's department and the department's expense management.



         Like all employees of the Bank, the portfolio manager is eligible to participate in the Bank's Retirement Savings Plan. Under the Plan, various types of contributions are made for employees by the Bank including value (profit) sharing, the Company match (which is linked to a participant's 401(k) savings contributions) and the Company fixed contribution. The portfolio manager is also eligible to participate in the 2007 restricted share program and incentive plan where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of the Bank. This compensation structure is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trusts and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the Trusts.



         As of March 31, 2007, Mr. Rodgers did not own any securities of the Trust.


Underwriting Commissions

         During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:


                          Sales Charges               Retained by Distributor


2007                      $   955,378                         $  91,245


2006                       $1,091,800                          $106,470

2005                       $1,205,424                          $123,792


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:



Amount of Purchase and Value of All
Class A Shares Held by a Single        Sales Charge as Percentage of Public   Commissions as Percentage of
Purchaser                              Offering Price                         Offering Price

Less than $25,000                      4.00%                                  3.50%
$25,000 but less than $50,000          3.75%                                  3.50%
$50,000 but less than $100,000         3.50%                                  3.25%
$100,000 but less than $250,000        3.25%                                  3.00%
$250,000 but less than $500,000        3.00%                                  2.75%
$500,000 but less than $1,000,000      2.50%                                  2.25%

Distribution Plan

         The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Adviser, Administrator, or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Adviser, Administrator or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Adviser, Administrator or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level- Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Adviser, Administrator or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan


         During the fiscal year ended March 31, 2007, payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan.


Payments to Qualified Recipients


         During the fiscal year ended March 31, 2007, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:


                 To All Qualified Recipients          To Distributor       To Other Qualified Recipients

Part I           $1,312,143                           $78,721              $1,233,422

Part II          $   270,900                          $76,345             $   194,555



         All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.


         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.


Shareholder Services Plan

         The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.


         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended March 31, 2007, $90,300 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.


         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following:
(a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended March 31, 2007.


General Provisions

         While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics


         The Trust, the Administrator, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

     The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.


     The Trust's Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Trust's assets.


         The Trust's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Trust's financial statements.

                    Brokerage Allocation and Other Practices


         During the fiscal years ended March 31, 2007, 2006, and 2005, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.


         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Trust's securities are contained in the Advisory Agreement. In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker/dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, and that such research services may or may not be useful to the Trust and may be used for the benefit of the Adviser or its other clients.


                                  Capital Stock

         The Trust has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Trust or of Class A Shares of any of the other funds in the Aquila Group of Fundssm. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Share Aquila Group of Fundssm ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

         *Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

         *Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

         The Trust's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Hawaiian Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

                  (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

                  (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquila Group of Fundssm that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.

         As stated in the Prospectus it is the Trust's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:

        Value of Holdings At the            CDSC You will Pay on             Commission Paid to
            Time of Purchase                     Redemption                     Broker/Dealer

  $1 million and up to $2.5 million        1% in years 1 & 2                 1%
                                           0.50 of 1% in years 3 &4

                                           None                              0.25% in 4 payments over 4 years

  Over $2.5 million and up to $5           0.50 of 1% in year 1              0.50%
  million                                  0.25 of 1% in year 2
                                           0.0 in years 3 & 4

                                           None                              0.25% in 2 payments over 2 years

  Over $5 million                          None                              0.25%


         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                                    Amount Distributed
                                                      to Broker/Dealer
                                                      as a Percentage
                                                      of Purchase Price

$1 million but less than $2.5 million                 1%

$2.5 million but less than $5 million                 0.50 of 1%

$5 million or more                                    0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent


         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased, also with a sales charge, within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.


General

         Class A Shares may be purchased without a sales charge by:

     * current and former Trustees and officers of any funds in the Aquila Group of Fundssm,

     * the directors, Trustees, officers and certain employees, former employees and representatives of the Administrator, the Distributor, the Adviser, the sub-adviser of any fund in the Aquila Group of Fundssm and the parents and/or affiliates of such companies,

     * selected broker dealers, their officers and employees and other investment professionals,

     * certain persons connected with firms providing legal, advertising or public relations assistance,

     * certain family members of, and plans for the benefit of, the foregoing; and

     * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

          Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

          Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

         The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

         (i) satisfies uniform criteria, which enable the Distributor to realize economies of scale in its costs of distributing shares;

         (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

         (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.


         Investors may exchange securities acceptable to the Adviser and the Administrator for shares of the Trust. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Trust without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Administrator a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Administrator will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Administrator has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Trust's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Trust's securities are valued each day. Shares of the Trust having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.


Additional Compensation for Financial Intermediaries

     The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Trust, in connection with the sale, servicing or retention of Trust shares. This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Trust shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Trust.


     Such additional compensation is paid out of the Distributor's (or related company's) own resources, without additional charge to the Trust or its shareholders. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.


     At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, and/or access to target markets. The Distributor may pay additional compensation for services with respect to the Trust and other funds in the Aquila Group of Fundssm without allocation for services provided to particular funds.

     Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

     o assistance in training and educating the financial advisor's personnel;

     o    participation in the financial advisor's conferences and meetings;

     o    advertising of the Trust's shares;

     o payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

     o other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

     o    shareholder appreciation events;

     o exhibit space or sponsorships at regional or national events of financial intermediates;

     o    participation in special financial advisor programs;

     o continued availability of the Trust's shares through the financial advisor's automated trading platform;

     o access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Trust representatives;

     o inclusion of the Trust and/or the Aquila Group of Fundssm on preferred or recommended sales lists; and

     o    other comparable expenses at the discretion of the Distributor.


     The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated (including anticipated fixed dollar payments ranging from $25,000 to $29,000 annually), National Financial Services LLC, Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.


     The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

     The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

     *    for fractional Class A Shares;

     * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

     *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         Shareholders of the Trust have an exchange privilege as set forth below. Exchanges can be made among this Trust, the other tax-free municipal bond funds, the high-income bond fund and the equity fund (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquila Group of Fundssm. All of the funds have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).

         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

         The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll-free

         Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period ; no representation is made as to the deductibility of any such loss should such occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares


         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.


"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquila Group of Fundssm now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

         The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Trust's Board of Trustees the Trust's normal practice is that most or all of the Hawaiian Obligations in the Trust's portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Hawaiian Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Hawaiian Obligations. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Trust's Board of Trustees, the Manager/Sub-Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I Shares

         The Trust has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Trust's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Trust.

Limitation of Redemptions in Kind

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

         Under Trust policies, the Administrator publicly discloses the complete schedule of the Trust's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Trust's schedule of portfolio holdings for the most recently completed period by accessing the information on the Trust's website at www.aquilafunds.com.

         In addition, the Administrator may share the Trust's non-public portfolio holdings information with pricing services and other service providers to the Trust who require access to such information in order to fulfill their contractual duties to the Trust. The Administrator may also disclose non-public information regarding the Trust's portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Trust and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Trust's shareholders and the Trust's Administrator, Adviser, Distributor or any affiliated person of the Trust, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Trust, the Administrator and the Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                           Additional Tax Information


Certain Redemptions or Exchanges



         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then either exchange them for shares of a different mutual fund, or redeem them and subsequently acquire shares in a different mutual fund, in either case without having held the original fund shares at least 91 days, you must reduce the tax basis for the shares redeemed or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.


Tax Status of the Trust

         During its last fiscal year, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.


         The Internal Revenue Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally, the Trust must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Trust intends to meet such requirements.



Tax Effects of Redemptions and Exchanges



         Normally, when you redeem shares of the Trust, or exchange shares of the Trust for shares issued by other funds sponsored by the Administrator, you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption or the net asset value of the shares received in the exchange and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption or exchange, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will generally be long-term if you held the redeemed/exchanged shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less (which holding period may be extended in the event that the risk of holding shares is reduced by holding substantially similar or related property) are redeemed or exchanged and you have a loss, two special rules apply: the loss is generally disallowed by the amount of exempt-interest dividends, if any, which you received on the redeemed/exchanged shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed/exchanged shares.


Tax Effect of Conversion


         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, gain or loss may not be recognized in whole or in part. In such case, your adjusted tax basis in the Class A Shares you receive upon conversion would then equal your adjusted tax basis in the Class C Shares you held immediately before conversion, and your holding period for the Class A Shares you receive would then include the period you held the converted Class C Shares.



                                  Underwriters

         Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended March 31, 2007 were as follows:

Name of           Net Underwriting     Compensation      Other
Principal         Discounts            on Redemptions    Brokerage      Compen-
Underwriter       and Commissions      and Repurchases   Commissions    sation

Aquila            $91,245              None              None           None(1)
Distributors
Inc.

(1 )Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings. There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG3/VMIG3 This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.


..
Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB Bonds rated BBB are of adequate credit quality.

BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high) Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle) Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low) Short term debt rated R-1 (low) is of satisfactory credit quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high), Short term debt rated R-2 is of adequate credit quality and within the three subset grades, R-2 (middle), debt protection ranges from having reasonable ability for timely repayment to a level R-2 (low) which is considered only just adequate.

R-3 (high), Short term debt rated R-3 is speculative, and within the three subset grades, the capacity R-3 (middle), for timely payment ranges from mildly speculative to doubtful.
R-3 (low)

Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

AAA   Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.